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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 23, 2002

                             NABORS INDUSTRIES LTD.
             (Exact name of registrant as specified in its charter)


           Bermuda                     000-49887                 980363970
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)


2nd Fl. International Trading Centre
Warrens
PO Box 905E
St. Michael, Barbados                                               N/A
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (246) 421-9471

                                       N/A
          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER INFORMATION

On October 23, 2002, Nabors Industries Ltd. issued a press release announcing the results of its third quarter and nine months ended September 30, 2002. A copy of the press release is filed as an exhibit to this report and is incorporated in this report by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits

         Exhibit No.                  Description
         -----------                  -----------

         99.1           Press Release issued by Nabors Industries Ltd. on
                        October 23, 2002
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NABORS INDUSTRIES LTD.


Date: October 23, 2002                      By: /s/ Bruce P. Koch
                                               ---------------------------------
                                               Bruce P. Koch
                                               Vice President - Finance
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                                  EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

99.1           Press Release issued by Nabors Industries Ltd. on October 23,
               2002